Data as of 10/31/16

Manager’s Commentary

Market Review
In October, the MSCI Golden Dragon Index declined by 0.9% in US dollar terms, marking an end to the strong rally seen in the past six months. While economic readings from China showed some signs of improvement in areas such as manufacturing, as measured by the Purchasing Manager's Index ("PMI"), investors expressed concerns about the upcoming US presidential elections in November and the US Federal Reserve interest rate decision in December. Rising external uncertainties resulted in a correction led by high yield sectors such as telecommunication services and utilities. In addition, a sharp rally in Chinese property prices unsurprisingly triggered a new round of tightening measures by local governments. As a result, real estate stocks significantly lagged the broader market in October. Contrary to muted broader market performance, previously underperforming sectors, such as industrials and consumers, caught up over the past month.

Fund Review
In October, with large-cap Chinese stocks leading the correction, especially financials and telecommunications, mid and small-cap stocks finally started catching up after the underperformance over the first nine months of the year. The China Fund, Inc. (the "Fund") performed in line with the benchmark for October, helped by the recovery of mid and small-cap turnaround names.

The top contributor for the month was Taiwan Semiconductor Manufacturing Company Ltd., a mid-cap Chinese semiconductor foundry. The company is a major beneficiary in developments of China's domestic semiconductor supply chain, gaining market share globally. The company's share price continued to climb after it posted very strong quarterly earnings results. We have been adding to this name during its re-rating stage and expect to capture further valuation upside and earnings growth potential.

The Fund also benefited from China State Construction International Holdings Ltd., a mid-cap construction company with projects in China, Hong Kong and Macau. Good visibility on projects and an improving track record in project execution led to strong share price performance in September and October. We added to this stock during the previous weakness and will continue to hold as a proxy for rising infrastructure spending in China.

The main detractors from performance over the month were underweight positions in the materials and energy sectors. These deep cyclical sectors have bounced back significantly year to date. While we have yet to see sustainable improvement in company fundamentals, we are reluctant to chase the rally at this point.

Key Transactions
The key sale over the month was focused on the Chinese property sector, where we expect potential tightening measures will weigh on share prices. We have also been trimming positions in select turnaround companies that have performed well, including Digital China Holdings Ltd., as we are concerned about near term earnings risk.

Outlook
Chinese equities have recovered by more than 20% in US dollar terms, from the February lows, driven mainly by a re-rating from previously depressed valuations on the back of strong fund flows into emerging market equities and southbound flows from mainland China investors into Hong Kong. Without the support of broad-based improvement in corporate earnings, we remain relatively cautious on the market over the rest of the year, especially given external factors such as the November US presidential election and ongoing political uncertainty in Europe.

Within the market, we believe the strong rally in large-cap and cyclical stocks resulted in a number of structural growth opportunities being overlooked. For example, we have selectively added policy beneficiaries, such as construction contractors, railway stocks and semiconductor foundries, to the portfolio. We believe these stocks offer attractive valuations and solid earnings growth which should help provide downside support if the market continues to pull back, as well as upside participation over the long run. We have maintained our dividend exposure through telecommunications and utility names. These stocks have underperformed recently ahead of the next US Federal Reserve meeting, but we believe their dividend yields continue to offer good valuation support.

In Brief
Fund Data
Description	Seeks to achieve longterm capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$295.3
Median Market Cap (in billions)	$11.2
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns)
(as of 10/31/16)
	Fund	Benchmark[1]
One Month	-1.00%	-0.94%
Three Month	7.25%	6.65%
One Year	3.73%	7.31%
Three Year	3.75%	4.21%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 10/31/16)	$18.78 / $16.18

High / Low Ranges (52-Week)
High / Low NAV	$20.46 / $14.65
High / Low Market Price	$17.86 / $12.85
Premium/Discount to NAV (as of 10/31/16)	-13.84%

Fund Data (Common Shares)
Shares Outstanding	15,722,674
Average Daily Volume	27,968
Expense Ratio	1.53%

Fund Manager

Christina Chung, CFA, CMA
Lead Portfolio Manager

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ending October 31, 2016*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-1.00%	7.25%	5.74%	3.73%	3.75%	5.65%	10.55%	10.08%
Market Price	-1.58%	6.31%	4.25%	1.73%	3.05%	4.91%	9.27%	9.04%
MSCI Golden Dragon Index	-0.94%	6.65%	11.79%	7.31%	4.21%	6.72%	6.45%	—

Calendar Year Returns
	2008	2009	2010	2011	2012	2013	2014	2015
NAV	-46.95%	72.83%	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%
Market Price	-40.65%	72.19%	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%
MSCI Golden Dragon Index	-49.37%	67.12%	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%

Past performance is not a guide to future returns.

*Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at October 31, 2016. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	36.73%	33.22%
Financials	19.07%	24.85%
Industrials	11.85%	6.41%
Telecom Services	9.87%	5.75%
Real Estate	8.21%	8.00%
Consumer Discretionary	6.02%	7.55%
Energy	2.15%	3.66%
Consumer Staples	1.39%	2.19%
Utilities	1.02%	4.17%
Health Care	1.02%	1.25%
Materials	0.31%	2.93%
Other assets & liabilities	2.36%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	73.81%	74.97%
Hong Kong Red Chips	28.39%	9.88%
Hong Kong 'H' shares	16.36%	20.59%
Equity linked securities ('A' shares)	1.01%	0.00%
China 'A' & 'B' shares	0.00%	0.14%
Other Hong Kong securities	28.05%	31.15%
Others	0.00%	13.21%
Taiwan	23.83%	25.03%
Other assets & liabilities	2.36%	0.00%

Top 10 Holdings
TAIWAN SEMIC CO LTD (Taiwan)	9.02%
TENCENT HOLDINGS LTD (China)	6.84%
SUN HUNG KAI PROPERTIES LTD (H.K.)	6.52%
CHINA MERCHANTS BANK CO LTD (China)	4.50%
ALIBABA GROUP HOLDING LTD (China)	4.20%
HK EXCHANGES & CLEARING LTD (H.K.)	4.03%
PING AN INSURANCE (China)	3.42%
QINGLING MOTORS CO LTD (China)	3.02%
CHINA MOBILE LTD (China)	3.01%
CHINA UNICOM HONG KONG LTD (China)	2.96%

Portfolio Characteristics	Fund	Benchmark[1]
P/E Ratio	14.87	13.84
P/B Ratio	1.54	1.44
Issues in Portfolio	43	282
Foreign Holdings (%)	97.64	100.00
Other assets & liabilities (%)	2.36	0.00
Yield (%)	2.84	2.79

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/06	12/19/06	12/21/06	12/29/06	$4.01170	$0.29960	$2.73090	$0.98120
12/7/07	12/19/07	12/21/07	1/25/08	$12.12000	$0.28000	$9.00000	$2.84000
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					36.72
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	188.50	4,461,000	26,646,550	9.02
TENCENT HOLDINGS LTD	700	205.80	760,900	20,192,940	6.84
ALIBABA GROUP HOLDING LTD	BABA	101.69	121,966	12,402,723	4.20
DELTA ELECTRONICS INC	2308	166.50	1,548,359	8,169,271	2.77
SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORP	981	0.94	64,229,000	7,785,484	2.64
HON HAI PRECISION INDUSTRY CO LTD	2317	85.30	2,537,100	6,857,788	2.32
ADVANTECH CO LTD	2395	257.00	798,841	6,505,653	2.20
LARGAN PRECISION CO LTD	3008	3,735.00	54,000	6,391,191	2.16
DIGITAL CHINA HOLDINGS LTD	861	6.50	7,444,000	6,239,450	2.11
BAIDU INC	BIDU	176.86	32,722	5,787,213	1.96
GOLDPAC GROUP LTD	3315	2.30	5,021,000	1,489,171	0.50
Financials					19.07
CHINA MERCHANTS BANK CO LTD	3968	18.92	5,450,500	13,297,931	4.50
HONG KONG EXCHANGES & CLEARING LTD	388	205.40	449,400	11,903,101	4.03
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	40.95	1,911,000	10,091,162	3.42
CHINA CONSTRUCTION BANK CORP	939	5.68	10,814,000	7,920,659	2.68
FUBON FINANCIAL HOLDING CO LTD	2881	44.80	3,758,000	5,334,973	1.81
CITIC SECURITIES CO LTD	6030	17.20	1,810,000	4,014,520	1.36
CATHAY FINANCIAL HOLDING CO LTD	2882	40.95	2,880,000	3,737,178	1.27
Industrials					11.84
CHINA EVERBRIGHT INTERNATIONAL LTD	257	9.30	6,312,000	7,569,663	2.56
BEIJING ENTERPRISES HOLDINGS LTD	392	38.80	1,182,500	5,916,426	2.00
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	11.34	3,046,000	4,454,198	1.51
QINGDAO PORT INTERNATIONAL CO LTD	6198	4.75	6,596,000	4,040,181	1.37
CK HUTCHISON HOLDINGS LTD	1	95.95	310,000	3,835,600	1.30
ZHUZHOU CRRC TIMES ELECTRIC CO LTD	3898	37.60	647,500	3,139,455	1.06
JARDINE MATHESON HOLDINGS LTD	J36	60.91	51,100	3,112,501	1.05
KING SLIDE WORKS CO LTD	2059	387.00	239,000	2,930,936	0.99
Telecom Services					9.87
CHINA MOBILE LTD	941	88.85	776,500	8,896,629	3.01
CHINA UNICOM HONG KONG LTD	762	9.09	7,466,000	8,751,419	2.96
PCCW LTD	8	4.62	8,623,000	5,137,206	1.74
CHUNGHWA TELECOM CO LTD	2412	108.00	1,110,000	3,798,780	1.29
HUTCHISON TELECOMMUNICATIONS HK HOLDINGS LTD	215	2.50	7,974,000	2,570,649	0.87
Real Estate					8.21
SUN HUNG KAI PROPERTIES LTD	16	115.80	1,289,000	19,248,109	6.52
CHINA OVERSEAS LAND & INVESTMENT LTD	688	23.95	1,616,000	4,990,838	1.69
Consumer Discretionary					6.01
QINGLING MOTORS CO LTD	1122	2.39	28,960,000	8,925,305	3.02
SANDS CHINA LTD	1928	33.75	810,800	3,528,695	1.20
CITIGROUP GLOBAL MARKETS HOLD (exch. for CHINA CYTS TOURS HOLDIN)	N/A	3.36	888,827	2,986,459	1.01
LI & FUNG LTD	494	3.82	4,690,000	2,310,270	0.78
Energy					2.15
CNOOC LTD	883	9.87	4,982,000	6,340,850	2.15
Consumer Staples					1.39
WANT WANT CHINA HOLDINGS LTD	151	4.73	3,538,000	2,157,971	0.73
VINDA INTERNATIONAL HOLDINGS LTD	3331	15.36	984,000	1,949,005	0.66
Health Care					1.02
CSPC PHARMACEUTICAL GROUP LTD	1093	8.04	2,892,000	2,998,340	1.02
Utilities					1.02
CHINA RESOURCES POWER HOLDINGS CO LTD	836	13.18	1,778,000	3,021,856	1.02

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Materials					0.31
TIANGONG INTERNATIONAL CO LTD	826	0.98	7,246,000	915,695	0.31

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2016 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-1016